UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2016

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendments to the 2010 Equity Compensation Plan

At the 2016 Annual Meeting of Stockholders of Nanophase Technologies Corporation (the “Company”) held on August 25, 2016 (the “Annual Meeting”), the Company’s stockholders approved the following amendments to the Nanophase Technologies Corporation 2010 Equity Compensation Plan (the “2010 Plan”):

•	increased the total number of shares of the Company’s common stock available for issuance under the 2010 Plan from 3,000,000 shares to 4,200,000 shares;

•	changed the reference to the Compensation and Governance Committee in Section 1.1(a) to the Compensation Committee, to be comprised of “independent directors” as defined in NASDAQ Marketplace Rule 5605(a)(2), as amended;

•	clarified in Section 3.6(f) that the 2010 Plan became effective on August 24, 2010; and

•	corrected certain typographical errors.

The foregoing description of the amended 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Nanophase Technologies Corporation 2010 Equity Compensation Plan, as amended August 25, 2016, which is filed as Exhibit 10.1 hereto, is incorporated herein by reference and constitutes a part of this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2016, the Company’s stockholders approved a proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 35,000,000 shares to 42,000,000 shares, as disclosed in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on July 15, 2016. The amendment to the Company’s Certificate of Incorporation was effective on August 25, 2016 by filing the Third Amendment to the Certificate of Incorporation with the Delaware Secretary of State (the “Third Amendment”). The Third Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on August 25, 2016. The following is a summary of the proposals submitted to the Company’s stockholders, as described in the Company’s definitive proxy statement filed on July 15, 2016, and final results of the voting on each matter.

1)	The stockholders voted to re-elect three Class I directors to the Board. Results of the voting were as follows:

Director	For	Authority Withheld	Abstentions	Broker Non-Votes
James A. Henderson	18,660,285	218,627	—	8,005,768
James A. McClung, Ph.D.	18,681,159	197,753	—	8,005,768
R. Janet Whitmore	18,519,016	359,896	—	8,005,768

In addition to Mr. Henderson, Mr. McClung and Ms. Whitmore, Jess A. Jankowski, Richard W. Siegel, Ph.D., W. Ed Tyler, and George A. Vincent, III continued their terms of office as directors of the Company after the Annual Meeting.

2)	The stockholders voted to approve, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
16,562,816	2,231,914	84,182	8,005,768

3)	The stockholders voted to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 35,000,000 to 42,000,000. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
26,118,962	673,332	92,386	—

4)	The stockholders voted to approve amendments to the Nanophase Technologies Corporation 2010 Equity Compensation Plan. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
16,319,777	2,452,881	106,254	8,005,768

5)	The stockholders voted to ratify the appointment by the Company’s Audit and Finance Committee of RSM US LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2016. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
26,785,301	43,311	56,068	—

Item 7.01.	Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the slides that the Company intends to utilize in presentations to investors and other third parties. The Company is also making a copy of the attached slides available on the Company’s website, www.nanophase.com.

The slides attached as Exhibit 99.1 include non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that the presentation of results excluding certain items, such as non-cash equity compensation charges, provides meaningful supplemental information to both management and investors, facilitating the evaluation of performance across reporting periods. The Company uses these non-GAAP measures for internal planning and reporting purposes. These non-GAAP measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure are included in Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibit 99.1. Any reference to the Company’s internet address shall not, under any circumstances, be deemed to incorporate the information available at such internet address into this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Third Amendment to the Certificate of Incorporation of Nanophase Technologies Corporation

Exhibit 10.1	Nanophase Technologies Corporation 2010 Equity Compensation Plan, as amended August 25, 2016

Exhibit 99.1	Presentation of Nanophase Technologies Corporation, dated August 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2016

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Frank Cesario
Name:	Frank Cesario
Title:	Chief Financial Officer